EXHIBIT 99.1
INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
PBF Energy Inc. and subsidiaries:
We have audited the accompanying financial statements of the Delaware City West Heavy Crude Unloading Rack (the "Business"), which consist of an asset under common ownership and common management, which comprise the balance sheet as of December 31, 2013, and the related statements of operations, net investment, and cash flows for the period of February 26, 2013 (Date of Inception) to December 31, 2013, and the related notes to the financial statements.
Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Business' preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Business' internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Delaware City West Heavy Crude Unloading Rack as of December 31, 2013, and the results of its operations and its cash flows for the period of February 26, 2013 (Date of Inception) to December 31, 2013 in accordance with accounting principles generally accepted in the United States of America.
Emphasis-of-Matter
As discussed in Note 1 to the financial statements, the accompanying financial statements have been prepared from the separate records maintained by subsidiaries of PBF Energy Inc. and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Delaware City West Heavy Crude Unloading Rack was operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate expenses applicable to PBF Energy Inc. as a whole.

/s/ Deloitte & Touche LLP
Parsippany, New Jersey
November 3, 2014

DELAWARE CITY WEST HEAVY CRUDE UNLOADING RACK
BALANCE SHEET
(in thousands)

December 31, 2013
ASSETS
Current assets:
Cash and equivalents	$—
Total current assets	—
Property, plant and equipment, net	17,577
Total assets	$17,577
LIABILITIES AND EQUITY
Current liabilities:
Accrued construction in progress	$2,029
Total current liabilities	2,029

Commitments and contingencies (Note 6)

Equity:
Net investment	15,548
Total liabilities and equity	$17,577

DELAWARE CITY WEST HEAVY CRUDE UNLOADING RACK
STATEMENT OF OPERATIONS
(in thousands)

Period February 26, 2013 (Date of Inception) to December 31, 2013

Revenues	$—

Cost and expenses:
Operating and maintenance expenses	—
General and administrative expenses	78
Depreciation and amortization expense	—
Total costs and expenses	78

Net loss	$(78)

DELAWARE CITY WEST HEAVY CRUDE UNLOADING RACK
STATEMENT OF CHANGES IN NET INVESTMENT
(in thousands)

Balance, February 26, 2013 (date of inception)	$—
Net loss	(78)
Contributions	15,626
Balance, December 31, 2013	$15,548

DELAWARE CITY WEST HEAVY CRUDE UNLOADING RACK
STATEMENT OF CASH FLOWS
(in thousands)

Period February 26, 2013 (Date of Inception) to December 31, 2013

Cash flows from operating activities:
Net loss	$(78)
Net cash used in operations	(78)

Cash flow from investing activities:
Expenditures for property, plant and equipment	(15,383)
Net cash used in investing activities	(15,383)

Cash flows from financing activities:
Parent contributions	15,461
Net cash provided by financing activities	15,461

Net increase (decrease) in cash and cash equivalents	—
Cash and equivalents, beginning of period	—
Cash and equivalents, end of period	$—

Supplemental cash flow disclosure
Accrued construction in progress	$2,029
Land contributed by parent	165

DELAWARE CITY WEST HEAVY CRUDE UNLOADING RACK
NOTES TO FINANCIAL STATEMENTS
(in thousands, except barrel data)

1. BUSINESS AND BASIS OF PRESENTATION
Description of the Business
The Delaware City West Heavy Crude Unloading Rack ("DCR West Rack") is part of Delaware City Refining Company LLC's, a subsidiary of PBF Holding Company LLC ("PBF Holding"), Delaware City, Delaware refinery ("DCR"). The DCR West Rack consists of a heavy crude oil unloading facility with total throughput capacity of approximately 40,000 barrels per day ("bpd"). Construction of the terminal began in February 2013 and the terminal commenced operations in July 2014. PBF Holding is the owner of all crude oil handled at the terminal. The asset currently does not generate third-party or intra-entity revenue.
PBF Holding is a wholly-owned subsidiary of PBF Energy Company LLC (“PBF LLC”). PBF Energy Inc. ("PBF Energy") is the managing member of PBF LLC, which is the sole member of PBF Holding. As a result, PBF Energy controls all of the business and affairs of PBF LLC and PBF Holding.
On September 16, 2014, PBF Logistics LP ("PBFX" or the "Partnership") entered into a Contribution Agreement (the "Contribution Agreement") with PBF LLC to acquire the DCR West Rack from PBF LLC for total consideration of $150,000, which includes $135,000 in cash and $15,000 in PBFX common units (the "Acquisition"). The Acquisition closed on September 30, 2014 (the "Effective Date"). PBFX is a Delaware limited partnership formed in February 2013. PBF Logistics GP LLC (“PBF GP”) serves as the general partner of PBFX. PBF GP is wholly-owned by PBF LLC.
Basis of Presentation
The accompanying financial statements and related notes present the financial position, results of operations, cash flows and net investment of DCR West Rack.
The financial statements include all of the accounts of DCR West Rack, and certain costs allocated by subsidiaries of PBF Energy. The accompanying financial statements have been prepared from the separate records maintained by subsidiaries of PBF Energy and may not necessarily be indicative of the conditions that would have existed or the results of operations if DCR West Rack was operated as an unaffiliated company. Portions of certain expenses represent allocations made from corporate expenses applicable to PBF Energy as a whole.
Subsequent events have been evaluated through November 3, 2014. Any material subsequent events that occurred during this time have been properly recognized or disclosed in the financial statements.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the related disclosures. Actual results could differ from those estimates.

 Earnings per Unit
During the periods presented, DCR West Rack was wholly-owned by a subsidiary of PBF Holding. Accordingly, there is no calculation of earnings per unit.

 Property, Plant and Equipment
Property, plant and equipment are recorded at cost. DCR West Rack capitalizes costs associated with the preliminary, pre-acquisition and development/construction stages of a major construction project. DCR West Rack capitalizes the interest cost associated with major construction projects based on the effective interest rate of total

DELAWARE CITY WEST HEAVY CRUDE UNLOADING RACK
NOTES TO FINANCIAL STATEMENTS
(in thousands, except barrel data)

borrowings of PBF Holding. Maintenance and repairs are charged to operating expenses as they are incurred. Improvements and betterments, which extend the lives of the assets, are capitalized.
At December 31, 2013, DCR West Rack had no depreciable assets, as it was not placed into service until July 2014.

  Long Lived Assets
Property, plant and equipment and other long-lived assets are reviewed for impairment whenever events or changes in business circumstances indicate the net book values of the assets may not be recoverable. Impairment is evaluated by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from use of the assets and their ultimate disposition. If such analysis indicates that the carrying value of the long-lived assets is not considered to be recoverable, the carrying value is reduced to the fair value.
Impairment assessments inherently involve judgment as to assumptions about expected future cash flows and the impact of market conditions on those assumptions. Although management would utilize assumptions that it believes are reasonable, future events and changing market conditions may impact management’s assumptions, which could produce different results.

Income Taxes
The operations of DCR West Rack are currently included in PBF LLC’s consolidated U.S. federal income tax return. As PBF LLC is a limited liability company treated as a “flow-through” entity for income tax purposes, there is no benefit or provision for federal or state income tax in the accompanying financial statements. The Partnership’s operations are treated as a partnership for federal income tax purposes and for state income tax purposes for those states that follow the Federal income tax treatment of partnerships, with each partner being separately taxed on its share of the taxable income.
The PBF LLC U.S. federal and state tax returns for all years since its inception (March 1, 2008) are subject to examination by the respective tax authorities.
Asset Retirement Obligations
DCR West Rack records an asset retirement obligation at fair value for the estimated cost to retire a tangible long-lived asset at the time DCR West Rack incurs that liability, which is generally when the asset is purchased, constructed, or leased. DCR West Rack records the liability when it has a legal or contractual obligation to incur costs to retire the asset and when a reasonable estimate of the fair value of the liability can be made. If a reasonable estimate cannot be made at the time the liability is incurred, DCR West Rack will record the liability when sufficient information is available to estimate the liability’s fair value. Certain of the DCR West Rack’s asset retirement obligations are based on its legal obligation to perform remedial activity at PBF Holding's refinery sites when it permanently ceases operations of the long-lived assets. DCR West Rack therefore considers the settlement date of these obligations to be indeterminable. Accordingly, DCR West Rack cannot calculate an associated asset retirement liability for these obligations at this time. DCR West Rack will measure and recognize the fair value of these asset retirement obligations when the settlement date is determinable.
Environmental Matters
Liabilities for future remediation costs are recorded when environmental assessments and/or remedial efforts are probable and the costs can be reasonably estimated. Other than for assessments, the timing and magnitude of these accruals generally are based on the completion of investigations or other studies or a commitment to a formal plan of action. Environmental liabilities are based on best estimates of probable future costs using currently available technology and applying current regulations, as well as DCR West Rack’s own internal environmental policies. The measurement of environmental remediation liabilities may be discounted to reflect the time value of money if the aggregate amount and timing of cash payments of the liabilities are fixed or reliably determinable. The actual settlement of DCR West Rack’s liability for environmental matters could materially differ from its estimates due to a number of uncertainties

DELAWARE CITY WEST HEAVY CRUDE UNLOADING RACK
NOTES TO FINANCIAL STATEMENTS
(in thousands, except barrel data)

such as the extent of contamination, changes in environmental laws and regulations, potential improvements in remediation technologies and the participation of other responsible parties.

Related Party Transactions
All of the related party transactions discussed below were settled immediately through net investment.
General and administrative expenses in the statements of operations include affiliate costs totaling $78 for the period February 26, 2013 (date of inception) to December 31, 2013. These expenses were incurred by subsidiaries of PBF Holding to cover costs of corporate functions such as legal, accounting, treasury, human resources, engineering, information technology, insurance, administration, and other corporate services and include related stock-based compensation, retirement and pension benefit plan expenses. These allocations were based on an estimate of the time devoted by PBF employees to services provided to DCR West Rack. In management’s estimation, the allocation methodologies used are reasonable and result in an estimate allocation of DCR West Rack’s costs of doing business.
The employees supporting DCR West Rack operations are employees of PBF Holding’s subsidiaries. Their payroll costs are allocated to DCR West Rack by PBF Holding. PBF Holding carries employee-related liabilities in its financial statements, including the liabilities related to the employee pension, post retirement medical and life plans, stock-based compensation and other incentive compensation. There were no cost sharing arrangements in place during the period February 26, 2013 (date of inception) to December 31, 2013 and the cost of the services allocated to DCR West Rack have been settled through net investment in these financial statements.
On the Effective Date of the Acquisition, PBFX entered into a commercial arrangement and cost sharing arrangements with PBF Holding and its affiliates which will be cash settled on a monthly basis.

Comprehensive Income (Loss)
Comprehensive loss for the period February 26, 2013 (date of inception) to December 31, 2013 was equivalent to net loss.

3. PROPERTY, PLANT AND EQUIPMENT, NET
Property, plant and equipment, net consisted of the following:

December 31, 2013

Land	$165
Construction in progress	17,412
Property, plant and equipment, net	$17,577

4. STOCK-BASED COMPENSATION
Certain employees of subsidiaries of PBF Holding who support DCR West Rack’s operations have been granted awards of PBF Energy stock options or PBF LLC compensatory warrants under PBF Energy’s and PBF LLC’s share-based compensation programs. The allocation of payroll-related expenses to DCR West Rack for services performed by employees of subsidiaries of PBF Holding includes the employees’ stock-based compensation expense. Share-based compensation expense included within general and administrative expenses for the period February 26, 2013 (date of inception) to December 31, 2013 was de minimus.

5. RETIREMENT AND PENSION PLANS
The employees of subsidiaries of PBF Holding who support DCR West Rack’s operations participate in the retirement and pension benefit plans of PBF Holding. The allocation of payroll-related expenses to DCR West Rack for services performed by employees of subsidiaries of PBF Holding includes the cost of such retirement and pension

DELAWARE CITY WEST HEAVY CRUDE UNLOADING RACK
NOTES TO FINANCIAL STATEMENTS
(in thousands, except barrel data)

benefit plans. Retirement and pension benefit expense included within operating and maintenance expenses and general and administrative expenses for the period February 26, 2013 (date of inception) to December 31, 2013 was de minimus.

6. COMMITMENTS AND CONTINGENCIES
DCR West Rack is located at the Delaware City refinery, and is located in Delaware’s coastal zone where certain activities are regulated under the Delaware Coastal Zone Act. On June 14, 2013, two administrative appeals were filed by the Sierra Club and Delaware Audubon regarding an air permit the DCR obtained to allow loading of crude oil onto barges. The appeals allege that both the loading of crude oil onto barges and the operation of the DCR West Rack violate the Delaware Coastal Zone Act. The first appeal is Number 2013-1 before the State Coastal Zone Industrial Control Board (the “CZ Board”), and the second appeal is before the Environmental Appeals Board (“EAB”) and appeals Secretary's Order No. 2013-A-0020. The CZ Board held a hearing on the first appeal on July 16, 2013, and ruled in favor of DCR and the State of Delaware and dismissed the Appellants' appeal for lack of standing. Sierra Club and Delaware Audubon have appealed that decision to the Delaware Superior Court, New Castle County, Case No. N13A-09-001 ALR, and DCR and the State of Delaware have filed cross-appeals. Briefs have been filed in this appeal and the court issued a stay until briefs were filed in the second appeal. A hearing on the second appeal before the EAB, case no. 2013-06, was held on January 13, 2014, and the EAB ruled in favor of DCR and the State of Delaware and dismissed the appeal for lack of jurisdiction. The Appellants filed a Notice of Appeal with the Superior Court appealing the EAB’s decision and briefs were filed in the third quarter of 2014. If the Appellants in one or both of these matters ultimately prevail, the outcome may have an adverse material effect on DCR West Rack's financial condition, results of operations, cash flows and the Partnership's ability to make distributions to its unitholders.
Environmental Matters
DCR West Rack’s assets, along with PBFX's assets and PBF Holding’s refineries are subject to extensive and frequently changing federal, state and local laws and regulations, including, but not limited to, those relating to the discharge of materials into the environment or that otherwise relate to the protection of the environment, waste management and the characteristics and the composition of fuels. Compliance with existing and anticipated laws and regulations can increase the overall cost of operating DCR West Rack’s assets, including remediation, operating costs and capital costs to construct, maintain and upgrade equipment and facilities.
In connection with PBF Holding’s acquisition of the DCR assets, the seller remains responsible for certain pre-acquisition environmental obligations up to $20,000 and the predecessor to the seller in ownership of the refinery retains other historical obligations. In connection with its acquisition of DCR assets and the Paulsboro refinery, PBF Holding and the seller purchased ten year, $75,000 environmental insurance policies to insure against unknown environmental liabilities at each site. PBF Holding provides indemnities to PBFX and has environmental obligations for the assets contributed to PBFX similar to the indemnities and obligations undertaken by the sellers of the assets to PBF Holding.